Exhibit 10.20

                                    GUARANTEE

         In consideration of Bear, Stearns Securities Corp. agreeing to provide a line of credit to Direct Placement (Obligor) of up to Three Million Dollars ($3,000,000) as set forth in the terms of a promissory note given by the Obligor to Bear, Stearns Securities Corp. dated December 17, 2001 (the "Promissory Note"), the undersigned, Brian Overstreet, residing at 556 Arenas Street, La Jolla, CA 92037 ((Guarantor), absolutely and unconditionally guarantees the full and prompt payment when due by Obligor, of any and all Obligor's obligations (and any expenses including any reasonable attorneys' fees arising therefrom) under the terms of the Promissory Note (the Guaranteed Obligation) to Bear, Stearns Securities Corp. (Beneficiary ).

         Guarantor hereby agrees that if Obligor shall fail at any time to make due and punctual payment to Beneficiary of any Guaranteed Obligation, Guarantor shall forthwith pay such amount without demand therefor. Guarantor's Obligation hereunder shall be paid without set-off or counter-claim against any obligation Beneficiary may owe to Guarantor.

         Section 1. Obligations Unconditional, Consents, Waivers and Renewals.
(a) Guarantor hereby agrees that this Guarantee is a continuing guarantee and that its Obligation hereunder shall be absolute and unconditional, irrespective of the value, validity or enforceability of the Guaranteed Obligation and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor in its capacity as such. Without limiting the generality of the foregoing, the occurrence or existence of one or more of the following at any time or from time to time, without notice to or the consent of Guarantor, shall not (x) preclude the exercise by Beneficiary of any right, remedy or power hereunder or under any other agreement with Beneficiary,
(y) constitute a legal or equitable defense to the payments by Guarantor of its Obligation hereunder, or (z) alter or impair the obligations or liability of Guarantor hereunder, which will remain absolute and unconditional as described above:

               (i) the time for any performance of or compliance with the Guaranteed Obligation shall be waived, extended, renewed, replaced, compromised, modified, or released;

               (ii) any of the acts mentioned in any agreement between the Obligor and Beneficiary shall be done or omitted;

               (iii) the Guaranteed Obligation shall become due prior to their stated maturity (whether upon liquidation, close-out, acceleration or early termination or otherwise), or the Guaranteed Obligation shall be amended or otherwise modified in any respect, or any right under any governing agreement with Beneficiary or any other agreement or instrument referred to therein shall be amended or otherwise modified in any respect (other than any amendment or other modification of this Guarantee not consented to by Guarantor), or any other guarantee of the Guaranteed Obligation or any collateral for either such other guarantee or for the Guaranteed Obligation shall be released, substituted or exchanged in whole or in part or otherwise dealt with;

               (iv) any lien or security interest granted to, or in favor of, Beneficiary as security for the Guaranteed Obligation shall fail to be perfected;

               (v) any event of default or other similar condition or event under any agreement with Beneficiary (each, an Event of Default) or of any event that, with the giving of notice or the lapse of time or both, would constitute an Event of Default;

               (vi) the existence of any insolvency proceedings with respect to the Obligor or any other guarantor of or obligor on any of the Guaranteed Obligation;

               (vii) any right of set-off Guarantor may have against Beneficiary, which right of set-off Guarantor agrees not to assert with respect to the Guaranteed Obligation;

               (viii) lack of or limitation on the status or power of the
                      Obligor or any other guarantor of or obligor on any of the Guaranteed Obligation; or

               (ix) the Guaranteed Obligation is or becomes unenforceable for any reason.

(b) Guarantor hereby expressly waives any requirement that Beneficiary exhaust any right, power or remedy or proceed against the Obligor (including any right of set-off) under common law or any agreement with Beneficiary or any other agreement or instrument referred to therein, or against any other person or entity under any other guarantee of, or security for, any of the Guaranteed Obligation, it being agreed that this Guarantee is a guarantee of payment and not of collection.

(c) Guarantor hereby expressly waives notice of acceptance of this Guarantee and of Beneficiary entering into any transaction and also expressly waives diligence, presentment, demand of payment, performance, protest and notice of dishonor, the filing of claims and all demands whatsoever.

(d) Guarantor hereby agrees that, until the payment and satisfaction in full of the Guaranteed Obligation, Guarantor will not exercise any right or remedy (excluding the filing of any proof of claim in any insolvency proceedings with respect to the Obligor) against the Obligor or any other guarantor of any of the Guaranteed Obligation or any security therefor arising by reason of any performance by Guarantor of its Obligations, whether by subrogation or otherwise. Beneficiary shall have no obligation, and Guarantor's Obligation hereunder shall not be affected by any failure by Beneficiary, to file any proof of claim relating to the Guaranteed Obligation in any insolvency proceedings with respect to the Obligor.

(e) This Guarantee will not be discharged except by full, final and irrevocable payment to Beneficiary of the Guaranteed Obligation incurred while it is effective, and this Guarantee, and any security therefor, shall continue to be effective or be reinstated (as the case may be) if at any time all or any part of any payment or interest thereon of a Guaranteed Obligation or delivery by Obligor or by Guarantor of the Guaranteed Obligation is avoided, repaid or restored for any reason whatsoever, all as though such payment had not been made.

         Section 2. Representations, Warranties and Covenants. Guarantor represents, warrants and covenants to Beneficiary that (a) Guarantor has the full right, power and authority to make, execute, deliver and perform this Guarantee and to pay and perform the Guaranteed Obligation under this Guarantee;
(b) Guarantor does not hold Bear Stearns stock that is not freely transferable within the meaning of NYSE Rule 431(f)(4) and is otherwise in compliance with the requirements of NYSE Rule 431(f)(4); (c) this Guarantee constitutes the valid and legally binding obligation of Guarantor, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, in each case, as they relate to a proceeding or relief pertaining to Guarantor and not to Obligor, and (ii) as limited by laws relating to the availability of specific performance or injunctive relief.

         Section 3. Additional Guarantees; Effect of Guaranty on Guarantor's Accounts. Guarantor understands that, in addition to this Guarantee, other entities may issue similar guarantees to ensure the complete performance of Obligor's Obligations. This Guarantee shall not be diminished in any way by the grant of additional guarantees of Obligor's Obligations to Beneficiary or by the existence of other guarantors, and this Guarantee may be enforced in full against Guarantor without joining any other guarantor, as the case may be. Guarantor waives the doctrine or marshalling of assets and any other similar doctrine.

         Section 4. Termination. The Guarantor further agrees that this is a continuing guarantee which shall remain in effect until Obligor has satisfied in full its obligations under the Promissory Note and the Promissory Note is cancelled.

         Section 5. Successors; Assigns. Any assignment of this Guarantee by the Guarantor without the prior written consent of an authorized representative of Beneficiary shall be null and void. This Guarantee shall inure to the benefit of any successor or permitted assignees of Beneficiary. If Guarantor is an individual, this Guarantee shall be binding upon the respective estate, heirs, personal representatives, assignees and successors, and the death of Guarantor shall not terminate liability hereunder, including, but not limited to, Guaranteed Obligation incurred after Guarantor's death, which can be terminated only by notice in accordance with Section 8 below and on the terms set forth herein.
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


         Section 6. Governing Law. This Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of law principles thereof.

         Section 7. Expenses. Guarantor agrees to pay, on demand, all out-of-pocket expenses (including legal fees and disbursements) incurred by each Beneficiary in connection with the enforcement or protection of its rights hereunder or any litigation, procedures or discovery related to this Guarantee.

         Section 8. Miscellaneous. (a) Notices to Beneficiaries. Notices by or on behalf of Guarantor to Beneficiary shall be written, addressed to Bear Stearns, 383 Madison Avenue, New York, NY 10179 Attention: Senior Managing Director, Global Credit Department or such other address of which Beneficiary gives Guarantor written notice and shall be effective upon actual receipt by Beneficiary at such address. (b) Notices to Guarantors. Notices, demands, or other communications to Guarantor under this Guarantee will be delivered, transmitted or mailed to the address, telephone or facsimile number listed below, unless and until three business days after Beneficiary has received written notice from Guarantor of a different address or telephone or facsimile number. Notices to Guarantor shall be deemed received when properly addressed
(a) 3 days after mailing postage prepaid or (b) the day delivered if personally delivered, including a facsimile transmission, or sent by overnight courier. Notices given to Guarantor by facsimile transmission shall be deemed received during normal business hours of the recipient when the transmitting facsimile signals the successful transmission of the facsimile during such normal business hours. Notices given to Guarantor by telephone shall be deemed received when Beneficiary calls by telephone the person authorized to receive telephone notices listed below, during normal business hours of the recipient at the telephone number listed below.

         (c) Facsimile copies. Guarantor hereby authorizes Beneficiary to accept facsimile copies of this or any other document or instruction as if it were the original and to accept signatures on facsimiles as if they were originals.

         (d) Waiver. Neither Beneficiary's failure to insist at any time upon strict compliance with this Guarantee or with any of the terms hereof nor any continued course of such conduct on its part shall constitute or be considered a waiver by Beneficiary of any of its rights or privileges hereunder.

         (e) Jurisdiction to Hear Disputes; Service of Process. If there is not an Institutional Account Agreement in effect between Beneficiary and Guarantor, then the provisions of Annex A hereto, which shall be deemed incorporated herein by reference, shall be applicable with respect to any suit, action or proceeding relating to this Guarantee.


                                       Brian Oversteet


                                       By: /s/ BRIAN M. OVERSTREET
                                           -------------------------------------
                                           Name:  Brian M. Overstreet
                                           Title: President and CEO

Attest: /s/ Robert F. Kyle
        --------------------------------
Name:   Robert F. Kyle

                                       Address for Notice to Guarantor

Dated: December 14, 2001               c/o DirectPlacement, Inc.
                                       3655 Nobel Drive Suite 540
                                       San Diego, CA  92122
                                       Telephone Number: 858-623-1600
                                       Facsimile Number: 858-623-1601


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

                              ANNEX A TO GUARANTEE
                              --------------------

(a)      (i) ARBITRATION IS FINAL AND BINDING ON THE PARTIES.

         (ii) THE PARTIES ARE WAIVING THEIR RIGHT TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO JURY TRIAL.

         (iii) PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED THAN AND DIFFERENT FROM COURT PROCEEDINGS.

         (iv) THE ARBITRATORS' AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY THE ARBITRATORS IS STRICTLY LIMITED.

         (v) THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

BY SIGNING THE GUARANTEE, GUARANTOR AGREES THAT CONTROVERSIES ARISING UNDER OR RELATING TO THIS GUARANTEE BETWEEN GUARANTOR AND BENEFICIARY, ITS PREDECESSORS, AND ANY OF THEIR RESPECTIVE SUCCESSORS, ASSIGNS, AND ANY OF THEIR DIRECTORS, EMPLOYEES, OR ANY CONTROL PERSONS AND ANY OF THEIR AGENTS, WHETHER ARISING PRIOR TO, ON, OR SUBSEQUENT TO THE DATE HEREOF, SHALL BE DETERMINED BY BINDING ARBITRATION. ANY ARBITRATION UNDER THE GUARANTEE SHALL BE HELD ONLY AT THE FACILITIES OF, BEFORE AN ARBITRATION PANEL APPOINTED BY, AND PURSUANT TO THE RULES OF THE NEW YORK STOCK EXCHANGE, INC., THE AMERICAN STOCK EXCHANGE, INC., OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. GUARANTOR MAY ELECT ONE OF THE FOREGOING FORUMS FOR ARBITRATION, BUT IF GUARANTOR FAILS TO MAKE SUCH ELECTION BY REGISTERED MAIL OR TELEGRAM ADDRESSED TO BEAR, STEARNS SECURITIES CORP., 383 MADISON AVENUE, NEW YORK, NY 10179 ATTENTION: CHIEF LEGAL OFFICER (OR ANY OTHER ADDRESS OF WHICH GUARANTOR IS ADVISED IN WRITING), BEFORE THE EXPIRATION OF TEN DAYS AFTER RECEIPT OF A WRITTEN REQUEST FROM BENEFICIARY TO MAKE SUCH ELECTION, THEN BENEFICIARY MAY MAKE SUCH ELECTION. THE AWARD OF THE ARBITRATORS, OR OF THE MAJORITY OF THEM, SHALL BE FINAL, AND JUDGMENT UPON THE AWARD RENDERED MAY BE ENTERED IN ANY COURT, STATE OR FEDERAL, HAVING JURISDICTION.

NO PERSON SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PRE-DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION; WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNTIL: (x) THE CLASS CERTIFICATION IS DENIED; (y) THE CLASS IS DECERTIFIED; OR (z) THE CUSTOMER IS EXCLUDED FROM THE CLASS BY THE COURT.

SUCH FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THE GUARANTEE EXCEPT TO THE EXTENT STATED HEREIN.

(b) Notwithstanding the provisions of subparagraph (a) above, either party may seek, in the U.S. District Court for the Southern District of New York or the Supreme Court of the State of New York for the County of New York, any such temporary or provisional relief or remedy ("provisional remedy") provided for by the laws of the U.S. or the laws of the State of New York as would be available in an action based upon such dispute or controversy in the absence of an agreement to arbitrate. The parties acknowledge and agree that it is their intention to have any such application for a provisional remedy decided by the Court to which it is made and that such application shall not be referred to or settled by arbitration. No such application for a provisional remedy, nor any act or conduct by either party in furtherance of or in opposition to such application, shall constitute a relinquishment or waiver of any right to have the underlying dispute or controversy with respect to which such application is made settled by arbitration in accordance with subparagraph (a) above.

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

(c) With respect to any application for a provisional remedy and any application for judgment on an arbitration award, each party irrevocably (i) submits to the jurisdiction of the U. S. District Court for the Southern District of New York or the Supreme Court of the State of New York for the County of New York, (ii) waives any objection which it may have at any time to the laying of venue of any proceedings brought in any such court, waives any claim that such proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such proceedings, that such court does not have any jurisdiction over such party, and (iii) consents to service of process by certified mail, return receipt requested, to the address provided for herein.

(d) Guarantor hereby irrevocably designates and appoints [________] as its authorized agent to receive service of process on its behalf in connection with any legal matters or actions or proceedings based upon, arising out of or relating in any way to the Guarantee. If for any reason said agent is unable to act as such, Guarantor will promptly notify Bear Stearns (in accordance with Section 8(a) of the Guarantee) and within 30 days appoint an authorized agent acceptable to Bear Stearns. If Guarantor fails to designate an authorized agent to receive service of process or it for any reason such agent is unable to act as such and no successor has been appointed, Guarantor shall be deemed to have appointed the Office of the Secretary of State of the State of New York as its authorized agent to receive service of process.

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